Exhibit 99.1

NEWS RELEASE

COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
--------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
313-227-7300

For Immediate Release
October 21, 2003

            Compuware Reports Fiscal Year `04 Second Quarter Results

DETROIT--October 21, 2003--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its second quarter ended September 30, 2003.

Compuware reports second quarter revenues of $302.8 million, compared to $358.0 million in the second quarter of the previous fiscal year. Net income was a loss of $8.5 million compared to a gain of $33.8 million in the same quarter of fiscal 2003. Earnings per share (diluted computation) were a loss of two cents compared to a gain of nine cents, based upon 382.6 million and 376.7 million shares outstanding, respectively.

During the company's second quarter, software license fees were $59.4 million, maintenance fees were $99.4 million and revenue from professional services was $144.0 million.

"We expected this quarter to be tough and it was," said Compuware Chairman and CEO Peter Karmanos, Jr. "Nevertheless, we believe it is essential to make significant investments in technology, sales and marketing to position Compuware to take advantage of an improving marketplace. We are encouraged that our maintenance revenue exceeded our internal plan and cash flow continues to be very good, factors that support these investments in our company's future," Karmanos said. "To streamline our operations even further, we plan to cut between $10 and $15 million per quarter in expenses starting in Q3, something we will accomplish without any layoffs."

Second Quarter Fiscal Year 2004 Highlights

During the second quarter, Compuware:

o Announced the availability of Compuware OptimalJ 3.0, the latest version of its enterprise application development environment that helps organizations adopting J2EE standards increase both developer productivity and Java application quality. Compuware OptimalJ 3.0 includes tools for the entire application development team, as well as expanded plug-ins to industry-leading Integrated Development Environments.

o Released the findings of an independent case study conducted by The Middleware Company, revealing a 35 percent productivity gain for organizations employing a model-driven architecture (MDA) development approach compared to those using a leading, code-centric, integrated development environment.

o Continued its implementation of the OptimalJ University Program, which supports leading universities worldwide with the latest in application development instruction, aided by OptimalJ.

o Announced that its .NET tools for application debugging and performance testing were selected for use at the U.S. Microsoft Technology Centers, allowing the Center's customers access to components of Compuware DevPartner, Compuware QACenter Performance Edition and Compuware Vantage.

                                     -more-

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Page 2
Compuware Reports Fiscal Year `04 Second Quarter Results
October 21, 2003


o Made DriverStudio 3.0, a suite of tools that accelerates the driver development life cycle and promotes the development of high-quality Window device drivers, generally available.

o Announced that Amerisure Insurance Company, a leading regional property and casualty mutual insurance company, selected Compuware Vantage performance management and Compuware QACenter testing tools as a joint solution for proactively managing all new applications.

o Announced that Smyth Systems used Compuware UNIFACE to completely redesign its leading software product, taking only 14 months. The redesign allows Smyth Systems to quickly meet the changing needs of its customers and increases the company's ability to adapt its software to future changes. Compuware also announced during this quarter that CollegeNET used Compuware UNIFACE to successfully help automate the processes and procedures that keep universities and other institutions of higher learning operating efficiently and cost effectively.

o Continued to support the Microsoft Visual Studio Industry Partner program and the program's evolution to a more open and available distribution model. Through its participation in this program, Compuware was one of the first independent software vendors to demonstrate technologies targeting developers using Visual Studio .NET.

o Announced its professional services staff used Compuware DevPartner, QACenter and Vantage to help build a web-accessible case management system for Montgomery County Children Services. The Web Family and Child Tracking System is a web-based application, enabling caseworkers to quickly document and track case information regarding reported child abuse and neglect cases.

o Made DevPartner Studio 7.1 Professional Edition, which helps developers build more reliable, high-performance applications and components for the Microsoft .NET Framework and for native Windows, generally available.

Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern time (21:00 GMT). Interested parties calling from the United States should call 877-459-8388. For international access, the conference call number is +1-484-630-8751. The password for the conference call is Compuware. A conference call replay will also be available. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Compuware Corporation

Compuware Corporation, a leading provider of software and technology services, delivers industrial-strength solutions for the enterprise computing environment that dramatically improve productivity, quality and performance across the application life cycle. For more information about Compuware, please visit http://www.compuware.com/.

                                      ###

Press contact:

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345, lisa.elkin@compuware.com

Page 3
Compuware Reports Fiscal Year `04 Second Quarter Results
October 21, 2003


Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                        AS OF SEPTEMBER 30,
                                                    ---------------------------
                   ASSETS
                                                       2003             2002
                                                    -----------     -----------
CURRENT ASSETS:
  Cash and cash equivalents                         $   382,335     $   301,707
  Investments                                           173,018         127,754
  Accounts receivable, net                              401,378         538,841
  Deferred tax asset, net                                30,667          32,995
  Income taxes refundable, net                           17,338
  Prepaid expenses and other current assets              18,655          15,278
                                                    -----------     -----------
          Total current assets                        1,023,391       1,016,575
                                                    -----------     -----------

INVESTMENTS                                              88,471          72,682
                                                    -----------     -----------
PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                         418,696         263,393
                                                    -----------     -----------
CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                           47,401          61,956
                                                    -----------     -----------

OTHER:
  Accounts receivable                                   263,560         281,749
  Deferred tax asset, net                                23,399          44,611
  Goodwill, net                                         212,714         212,050
  Other                                                  28,490          42,775
                                                    -----------     -----------
          Total other assets                            528,163         581,185
                                                    -----------     -----------

TOTAL ASSETS                                        $ 2,106,122     $ 1,995,791
                                                    ===========     ===========

      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                  $    27,169     $    24,138
  Accrued expenses                                      133,647         153,337
  Income taxes payable                                                      534
  Deferred revenue                                      289,146         289,979
                                                    -----------     -----------
          Total current liabilities                     449,962         467,988

DEFERRED REVENUE                                        293,896         247,509

ACCRUED EXPENSES                                         20,626          25,620
                                                    -----------     -----------
          Total liabilities                             764,484         741,117
                                                    -----------     -----------

SHAREHOLDERS' EQUITY:
  Common stock                                            3,841           3,760
  Additional paid-in capital                            712,926         680,946
  Retained earnings                                     625,368         585,099
  Foreign currency translation adjustment                  (497)        (15,131)
                                                    -----------     -----------
          Total shareholders' equity                  1,341,638       1,254,674
                                                    -----------     -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 2,106,122     $ 1,995,791
                                                    ===========     ===========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In Thousands, Except Per Share Data)

                                                                             QUARTER ENDED                    SIX MONTHS ENDED
                                                                             SEPTEMBER 30,                      SEPTEMBER 30,
                                                                      ---------------------------        ---------------------------
                                                                         2003              2002             2003             2002
                                                                      ---------         ---------        ---------         ---------
REVENUES:
  Software license fees                                               $  59,358         $  87,019        $ 114,683         $ 144,172
  Maintenance fees                                                       99,397           103,037          200,973           208,731
  Professional services fees                                            143,998           167,938          293,109           351,690
                                                                      ---------         ---------        ---------         ---------
       Total revenues                                                   302,753           357,994          608,765           704,593
                                                                      ---------         ---------        ---------         ---------
OPERATING EXPENSES:
  Cost of software license fees                                           7,657             7,676           15,043            15,303
  Cost of professional services                                         136,567           152,365          276,047           319,734
  Technology development and support                                     42,735            38,795           82,758            70,594
  Sales and marketing                                                    77,665            64,841          145,050           131,017
  Administrative and general                                             54,597            46,919          107,829            91,687
                                                                      ---------         ---------        ---------         ---------
       Total operating expenses                                         319,221           310,596          626,727           628,335
                                                                      ---------         ---------        ---------         ---------

INCOME (LOSS) FROM OPERATIONS                                           (16,468)           47,398          (17,962)           76,258

OTHER INCOME                                                              4,638             3,860            9,747             9,038
                                                                      ---------         ---------        ---------         ---------

INCOME (LOSS) BEFORE INCOME TAXES                                       (11,830)           51,258           (8,215)           85,296

INCOME TAX PROVISION (BENEFIT)                                           (3,312)           17,428           (2,300)           29,001
                                                                      ---------         ---------        ---------         ---------

NET INCOME (LOSS)                                                     $  (8,518)        $  33,830        $  (5,915)        $  56,295
                                                                      =========         =========        =========         =========
DILUTED EPS COMPUTATION
Numerator:  Net income (loss)                                         $  (8,518)        $  33,830        $  (5,915)        $  56,295
                                                                      ---------         ---------        ---------         ---------
Denominator:
  Weighted-average common shares outstanding                            382,591           375,931          382,556           375,907
  Dilutive effect of stock options                                                            757                              1,785
                                                                      ---------         ---------        ---------         ---------
  Total shares                                                          382,591           376,688          382,556           377,692
                                                                      ---------         ---------        ---------         ---------
Diluted EPS                                                           $   (0.02)        $    0.09        $   (0.02)        $    0.15
                                                                      =========         =========        =========         =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                                                                          SIX MONTHS ENDED
                                                                                                            SEPTEMBER 30,
                                                                                                   --------------------------------
                                                                                                     2003                   2002
                                                                                                   ---------              ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income (loss)                                                                                $  (5,915)             $  56,295
  Adjustments to reconcile net income (loss) to cash provided by operations:
      Depreciation and amortization                                                                   25,336                 27,402
      Tax benefit from exercise of stock options                                                         152                    171
      Acquisition tax benefits                                                                         3,516                  3,537
      Deferred income taxes                                                                           (3,287)                 9,089
      Other                                                                                            8,310                  7,934
      Net change in assets and liabilities:
        Accounts receivable                                                                          111,616                 95,740
        Prepaid expenses and other current assets                                                     (1,704)                  (433)
        Other assets                                                                                  (1,221)                   128
        Accounts payable and accrued expenses                                                        (13,452)               (36,656)
        Deferred revenue                                                                             (13,035)               (22,160)
        Income taxes                                                                                  (6,485)                28,221
                                                                                                   ---------              ---------
             Net cash provided by operating activities                                               103,831                169,268
                                                                                                   ---------              ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Property and equipment:
           Headquarters facility                                                                     (40,314)               (86,817)
           Other                                                                                      (4,166)                (2,094)
      Capitalized software                                                                            (5,440)                (5,578)
  Investments:
      Proceeds                                                                                       216,648                 77,300
      Purchases                                                                                     (212,180)               (89,962)
                                                                                                   ---------              ---------
             Net cash used in investing activities                                                   (45,452)              (107,151)
                                                                                                   ---------              ---------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                                            942                    565
  Contribution to stock purchase plans                                                                 4,544                  5,720
  Repurchase of common stock                                                                            (996)
                                                                                                   ---------              ---------
             Net cash provided by financing activities                                                 4,490                  6,285
                                                                                                   ---------              ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                             62,869                 68,402

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                     319,466                233,305
                                                                                                   ---------              ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                         $ 382,335              $ 301,707
                                                                                                   =========              =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                              QUARTER ENDED
                                                      ------------------------------                 QUARTER ENDED
                                                      SEPTEMBER 30,    SEPTEMBER 30,     YR - YR        JUNE 30,         QTR - QTR
                                                          2003             2002         % Change          2003            % Change
                                                      -------------    -------------    --------        --------         ---------
License Fees:
  Distributed Product License Fees
  DevPartner                                            $  5,028         $  5,470         (8.1%)        $  4,441            13.2%
  QACenter and File-AID Client/Server                      4,675            4,848         (3.6%)           4,638             0.8%
  UNIFACE and Optimal                                      3,048            3,303         (7.7%)           3,417           (10.8%)
  Vantage                                                  8,766            6,740         30.1%            9,110            (3.8%)
                                                        --------         --------                       --------
  Total Distributed Product License Fees                  21,517           20,361          5.7%           21,606            (0.4%)
  Mainframe Product License Fees                          37,841           66,658        (43.2%)          33,719            12.2%
                                                        --------         --------                       --------
Total License Fees                                        59,358           87,019        (31.8%)          55,325             7.3%

Maintenance Fees                                          99,397          103,037         (3.5%)         101,576            (2.1%)
                                                        --------         --------                       --------
Total Products Revenue                                  $158,755         $190,056        (16.5%)        $156,901             1.2%
                                                        ========         ========                       ========

Total Mainframe Products Revenue                        $121,023         $154,079        (21.5%)        $119,231             1.5%
Total Distributed Products Revenue                      $ 37,732         $ 35,977          4.9%         $ 37,670             0.2%

Total Products Revenue by Geography
  North America                                         $ 88,198         $112,725        (21.8%)        $ 86,205             2.3%
  International                                         $ 70,557         $ 77,331         (8.8%)        $ 70,696            (0.2%)

Product Releases
  Mainframe                                                   10               21        (52.4%)              19           (47.4%)
  Distributed                                                 11               17        (35.3%)              14           (21.4%)

Total Costs of Software Products                        $128,057         $111,312         15.0%         $114,794            11.6%

Professional Services
  Professional Services Revenue                         $143,998         $167,938        (14.3%)        $149,111            (3.4%)
  Operating Margin                                           5.2%             9.3%                           6.5%
  Billable Headcount                                       4,897            5,423         (9.7%)           5,011            (2.3%)

Total Company Headcount                                    9,363            9,578         (2.2%)           9,376            (0.1%)